                                                                   EXHIBIT 32(a)

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, being the Chief Executive Officer of Jordan Industries, Inc., an Illinois corporation (the "Registrant"), hereby certifies that the Annual Report on Form 10-K (the "Annual Report") of the Registrant for the year ended December 31, 2006, which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a)) and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 30, 2007


/s/ John W. Jordan II
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John W. Jordan II
Chairman and Chief Executive Officer